UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 26, 2008

Conexant Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-24923	25-1799439
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 MacArthur Boulevard, Newport Beach, California		92660
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-483-4600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2008, Conexant Systems, Inc. (the "Company") executed an agreement (the "Roscher Agreement") (which became effective on December 26, 2008) with Karen L. Roscher, pursuant to which Ms. Roscher’s service as Senior Vice President and Chief Financial Officer of the Company ceased effective as of December 15, 2008 and on which date Ms. Roscher became a non-executive employee of the Company, which position she holds through January 2, 2009.

Pursuant to the Roscher Agreement, the Company elected to terminate Ms. Roscher’s employment as Senior Vice President and Chief Financial Officer with the Company per section 8(b)(ii) of the original employment agreement between Ms. Roscher and the Company dated August 24, 2007 (and amended May 29, 2008) (the "2007 Agreement"). Ms. Roscher will receive certain compensation and benefits that she is entitled to receive pursuant to the 2007 Agreement (a description of which is included in the Company’s proxy statement for its 2008 Annual Meeting of Shareowners and incorporated herein by reference) as a result of her termination "without cause" (as defined in the 2007 Agreement) from the Company. Pursuant to her employment agreement, Ms. Roscher will receive a lump sum separation payment in full and final settlement of matters relating to her employment with the Company of $570,000, which payment will be paid within 30 days of January 2, 2009. In addition, all of Ms. Roscher’s stock options and shares of non-performance based restricted stock will vest and all vested stock options may be exercised for 15 months from the date of termination, after which time all of her stock options will expire.

In addition, Ms. Roscher is restricted until January 2, 2010 from soliciting employees or customers of the Company.

A copy of the Roscher Agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Separation Agreement and Release dated as of December 18, 2008 by and between the Company and Karen L. Roscher

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conexant Systems, Inc.

December 30, 2008	By:	Michael Vishny

Name: Michael Vishny
Title: Senior Vice President, Human Resources

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Exhibit Index

Exhibit No.	Description

99.1	Separation Agreement and Release dated as of December 18, 2008 by and between the Company and Karen L. Roscher